SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
10172 Linn Station Road
Louisville, Kentucky 40223
Attn: Gregory A. Wells

(Name of Person(s) Filing Proxy Statement)

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Shareowner Services[SM]
P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

ANNUAL MEETING OF LIMITED PARTNERS
Tuesday, June 14, 2011
10:30 a.m. EDT

Important Notice Regarding the Availability of Proxy Materials for the Limited Partners Meeting to be Held on June 14, 2011.

Notice is hereby given that the Annual Meeting of Limited Partners of NTS Realty Holdings Limited Partnership will be held at The Overlook at St. Thomas Apartments Clubhouse, 6800 Steeprun Road, Louisville, KY 40241 at 10:30 a.m. EDT.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy materials are available at www.ematerials.com/nlp

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 31, 2011 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

You may immediately vote your proxy on the Internet at:

www.eproxy.com/nlp

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 13, 2011.
- Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your units in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/nlp. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with "nlp Materials Request" in the subject line. The email must include:

- The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
- Your preference to receive printed materials via mail ***-or-*** to receive an email with links to the electronic materials.
- If you choose email delivery you must include the email address.
- If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last 4 digits of your Tax ID number in the email.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

NOTICE OF
ANNUAL MEETING OF LIMITED PARTNERS
AND
PROXY STATEMENT

Date:	June 14, 2011
Time:	10:30 a.m. Eastern Daylight Time
Place:	The Overlook at St. Thomas Apartments Clubhouse 6800 Steeprun Road Louisville, Kentucky 40241

NTS Realty Holdings Limited Partnership
10172 Linn Station Road, Suite 200
Louisville, Kentucky 40223
(800) 928-1492

Notice of Annual Meeting of Limited Partners
to be held on
June 14, 2011

Dear Limited Partner:

Our annual meeting of limited partners will be held on June 14, 2011, at 10:30 a.m. EDT, at The Overlook at St. Thomas Apartments Clubhouse located at 6800 Steeprun Road in Louisville, Kentucky 40241.  Our annual meeting is held concurrently with the annual meeting of NTS Realty Capital, Inc., our managing general partner.  At our annual meeting, we will ask you to:

•	elect five directors to our managing general partner’s board of directors;

•	ratify the selection of BKD, LLP as our independent registered public accountants for 2011; and

•	transact any other business that may properly be presented at the annual meeting.

The board of directors of our managing general partner recommends that limited partners vote “For” the proposals listed in the proxy statement.

Your vote is important. If you were a limited partner of record at the close of business on April 15, 2011, you may vote by proxy or in person at the annual meeting and any postponements or adjournments of the meeting.  A list of these limited partners will be available at our office before the annual meeting. Whether or not you plan to attend the annual meeting in person, it is important that your limited partnership units be represented. Please follow the instructions in the Notice of Internet Availability of Proxy Material you received by mail and vote as soon as possible. Any limited partner of record who is present at the meeting may vote in person instead of by proxy, thereby canceling any previous proxy.

By order of the Board of Directors, Brian F. Lavin President and Chief Executive Officer

April 26, 2011

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING 3
Information About Attending the Annual Meeting 3
Information About Voting 3
Information Regarding Tabulation of the Vote 4
Quorum Requirement 4
Information About Votes Necessary for Action to be Taken 4
Costs of Proxies 5
Other Matters 5
Important Notice Regarding the Availability of Proxy Materials 5
PRINCIPAL UNITHOLDERS 6
Limited Partnership Units Owned by Certain Beneficial Owners and Management 6
Section 16(a) Beneficial Ownership Reporting Compliance 7
CORPORATE GOVERNANCE PRINCIPLES 7
Summary of Our Corporate Governance Principles 7
Board Leadership Structure and Risk Oversight 8
Communicating with Directors 9
Code of Conduct and Ethics 9
Nomination of Directors 9
Executive Sessions 10
Audit Committee 10
PROPOSAL NO. 1 – ELECTION OF DIRECTORS 10
Independent Director Compensation 13
Meetings of the Board of Directors, Audit Committee and Limited Partners 14
BOARD OF DIRECTORS REPORT ON COMPENSATION 14
EXECUTIVE COMPENSATION 14
Compensation Discussion and Analysis 14
Executive Officers 15
Certain Relationships and Related Transactions 15
Policies and Procedures with Respect to Related Party Transactions 16
AUDIT COMMITTEE REPORT 16
PROPOSAL NO. 2 – RATIFY APPOINTMENT OF BKD, LLP 17
Fees to Independent Registered Public Accountants 18
Approval of Services and Fees 18
PERFORMANCE GRAPH 19
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION 20
NOTICE CONCERNING LIMITED PARTNER PROPOSALS AND NOMINATIONS 20
ANNUAL REPORT ON FORM 10-K 20

This proxy statement contains information related to the annual meeting of limited partners of NTS Realty Holdings Limited Partnership (the “Company,” “we,” “our,” and “us”) to be held on June 14, 2011, beginning at 10:30 a.m. EDT, at The Overlook at St. Thomas Apartments Clubhouse located at 6800 Steeprun Road, Louisville, Kentucky 40241, and at any postponements or adjournments thereof.  This proxy statement is being made available to limited partners on or about April 26, 2011.

INFORMATION ABOUT THE ANNUAL MEETING

Information About Attending the Annual Meeting

The board of directors of NTS Realty Capital, Inc., our managing general partner, is soliciting your vote for the 2011 Annual Meeting of Limited Partners.  You will be asked to vote on:

•	electing five directors to our managing general partner’s board of directors;

•	ratifying the selection of BKD, LLP as our independent registered public accountants for 2011; and

•	transacting any other business that may be properly presented at the annual meeting.

The board of directors recommends that you vote “For” each proposal.  If you own our limited partnership units (the “Units”) in more than one account, such as individually and jointly with your spouse, please make sure to vote all of your Units.  This proxy statement summarizes information we are required to provide to you under the rules of the Securities and Exchange Commission, or “SEC.”  If you plan on attending the annual meeting of limited partners in person, please contact Rita Martin, Manager of NTS Investor Services, at (800) 928-1492, ext. 544, so that we can arrange for sufficient space to accommodate all attendees.

Information About Voting

The Company is taking advantage of SEC rules that allow companies to furnish proxy materials to Unit holders of record via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to its Unit holders of record and beneficial owners, unless they have directed the Company to provide the materials in a different manner. The Notice provides instructions on how to access and review all of the important information contained in this proxy statement, as well as how to submit a proxy over the Internet, in person or by mail. Unit holders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the Unit holder. If a holder of record of Units receives the Notice and would still like to receive a printed copy of the Company’s proxy materials, instructions for requesting these materials are included in the Notice. The Company plans to mail the Notice to stockholders by April 26, 2011.

Your vote is important. You will have one vote for each Unit that you owned at the close of business on April 15, 2011, which is the record date for the annual meeting.  On the record date, there were 11,380,760 Units outstanding, but only 10,666,269 of these Units are entitled to vote at the annual meeting.  There is no cumulative voting.  A majority of the outstanding Units eligible to vote at the annual meeting, or 5,333,136 Units, must be present to hold the annual meeting.  As of April 15, 2011, Mr. J.D. Nichols, one of our directors, beneficially owned 6,187,562 Units eligible to vote at the annual meeting.

If you return your proxy card, but do not indicate how your Units should be voted, they will be voted “For” in accordance with the board’s recommendation for each proposal.

If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by:  (1) sending written notice to us at: 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223, Attention: Rita Martin, Manager of NTS Investor Services; (2) providing us with a later-dated proxy; or (3) attending the annual meeting in person and voting your Units.  Merely attending the annual meeting, without further action, will not revoke your proxy.

Information Regarding Tabulation of the Vote

Our transfer agent, Wells Fargo Shareowner Services, will tabulate all votes cast at the meeting.

Quorum Requirement

Limited partners owning a majority of our Units that are eligible to vote must be present in person or by proxy in order for action to be taken at the meeting.  For these purposes, “abstentions” and “broker non-votes” will be counted as present for determining whether a majority is present.  A broker non-vote occurs when Units registered in the name of a broker are not voted because the broker does not have the authority to do so.

Information About Votes Necessary for Action to be Taken

The affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum is present, is required for the election of directors and to ratify BKD, LLP as our independent registered public accounting firm.  A properly executed proxy marked “withheld,” “withhold authority,” or a broker non-vote with respect to the election of one or more directors will have no effect on the election of the director or directors, but will be counted for purposes of establishing a quorum.  For the proposal with respect to BKD, LLP, a properly executed proxy marked “Abstain” will not be voted and will not be counted in determining the number of votes cast for the proposal, although it will be counted for purposes of establishing a quorum.

If you hold Units in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Thus, if you do not provide your broker or other nominee with instructions on how to vote your street name Units, your broker will not be permitted to vote them on non-routine matters resulting in a broker non-vote.  Please note that brokers may no longer vote your Units in the election of directors in the absence of your specific instructions as to how to vote.  We encourage you to provide instructions to your broker regarding the voting of your Units. Units represented by “broker non-votes” will, however, be counted in establishing a quorum.

If you are the beneficial owner of Units held by your broker in its name, the broker is permitted to vote your Units on the approval of BKD, LLP as our registered public accountants even if the broker does not receive voting instructions from you.

Costs of Proxies

We will pay all costs of soliciting proxies and holding the annual meeting.  Proxies will be solicited by our managing general partner’s directors and officers and by NTS Development Company’s employees. NTS Development Company, or its affiliate, NTS Management Company, both affiliates of our managing general partner, act as managers of our properties pursuant to various management agreements with us.  We do not pay additional compensation to these individuals for these activities.  We also intend to request that brokers, banks and other nominees solicit proxies from their principals.  We will pay the brokers, banks and other nominees for certain expenses that they incur for these activities.

Other Matters

We are not aware of any other matter to be presented at the annual meeting.  Generally, no business aside from the items discussed in this proxy statement may be transacted at the meeting.  If, however, any other matter properly comes before the annual meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.

Generally, for nominations or other business to be properly brought before the annual meeting by one of our limited partners, the limited partner seeking to make a nomination or bring other business before the meeting must provide, among other things, notice thereof in writing to our corporate secretary not later than one hundred and twenty (120) days before the anniversary date on which we first mailed our notice of meeting and proxy materials for the prior year’s annual meeting.  Therefore, any limited partner desiring to nominate a person for election to our managing general partner’s board of directors or to bring any other business before the meeting was required to provide us with notice by December 29, 2010.  We did not receive notice of any nominations or proposals prior to that date.

Important Notice Regarding the Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners to be Held on June 14, 2011.  This proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2010, are available (i) directly from the Company via the Internet at www.ntsdevelopment.com, or (ii) via the Internet, telephone or email by following the instructions for requesting the proxy materials included in the Notice.  Additional copies of these documents will be furnished to you, without charge, by requesting them from us in writing at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223, Attention: Rita Martin, Manager of NTS Investor Services.  If requested by eligible limited partners, for a reasonable fee, we will also provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2010.

We file reports, proxy materials and other information with the SEC.  These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C.  20549.  Copies also can be obtained by mail from the Public Reference Room at prescribed rates.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.  In addition, the SEC maintains a site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

PRINCIPAL UNITHOLDERS

Limited Partnership Units Owned by Certain Beneficial Owners and Management

The following table shows, as of April 15, 2011, the amount of Units beneficially owned by: (1) persons that beneficially own more than 5.0% of our outstanding Units; (2) each of our directors and executive officers; and (3) our directors and executive officers as a group.

Name(1)	Amount Beneficially Owned		Deferred Units(2)	Percentage Beneficially Owned
Mark D. Anderson	0		11,080	*
John P. Daly	1,000		16,380	*
Brian F. Lavin	17,966	(3)	5,024	*
John S. Lenihan	1,000		21,679	*
J.D. Nichols	6,902,053	(4)	0	60.65%(4)
Gregory A. Wells	1,000		5,024	*
NTS Realty Capital, Inc.	0		0	0.00%
NTS Realty Partners, LLC	714,491	(5)	0	6.28%(5)
All directors/executive officers	6,923,019	(6)	59,187	60.83%(6)

*Less than one percent (1%)

(1)	The address for each of the persons and entities listed above is: 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223.

(2)
Pursuant to the NTS Realty Capital Directors Deferred Compensation Plan, our managing general partner’s directors and executive officers deferred the receipt of Units that the board of directors granted to them during 2007-2010 as additional compensation for their services.  In general, receipt of these Units are deferred until the earliest of: (i) the date of the holder’s death; (ii) the date the holder becomes “disabled” (as such term is defined in Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iii) the date that is thirty (30) days, or six (6) months if required by Section 409A(a)(2)(B)(i) of the Code, after the date of the holder’s “separation of service” (as such term is defined in Section 409A(a)(2)(A)(i) of the Code) from our managing general partner.  At that time, our managing general partner’s board of directors may provide the holder with Units or the equivalent value in cash.

(3)	These Units are owned directly by Brickwood, LLC, of which Mr. Lavin is the manager.

(4)
These Units are owned of record by Mr. Nichols and certain of his affiliates, including Barbara Nichols (his spouse), Kimberly Nichols Segal (his daughter), trusts for the benefit of his children and other descendants, ORIG, LLC (of which he is the manager), Ocean Ridge Investments, Ltd. (of which he is sole director of its general partner), BKK Financial, Inc. (the general partner of Ocean Ridge Investments, Ltd., owned by Barbara Nichols and Kimberly Nichols Segal), and NTS Realty Partners, LLC (of which he is the manager).  An action for the dissolution of the marriage of Mr. Nichols and Barbara Nichols is pending in the Court of Justice, Jefferson County, Kentucky.  Resolution of the action may cause a change in the amount of stock beneficially owned by Mr. Nichols.

(5)	The Units owned of record by NTS Realty Partners are non-voting Units.

(6)	If all of the deferred Units were issued (59,187 in total), the directors and executive officers would beneficially own 6,982,206 Units, which is 61.35% of the total Units outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each of our managing general partner’s directors, officers and all individuals beneficially owning more than 10% of our Units to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our Units with the SEC.  These officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all such forms they file.  Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2010, or written representations that no additional forms were required, we believe that all of our officers and directors and persons that beneficially own more than 10% of our outstanding Units complied with these filing requirements in 2010.

CORPORATE GOVERNANCE PRINCIPLES

Our business is managed under the direction and oversight of our managing general partner’s board of directors.  Our managing general partner’s board has formed an audit committee, which is composed entirely of our independent directors.  See “Summary of Our Corporate Governance Principles.”  The audit committee’s function is described below.  The members of our managing general partner’s board of directors and those members who serve on the audit committee as of the date of this proxy statement are identified below.

Director	Audit Committee
Mark D. Anderson	X
John P. Daly	X
Brian F. Lavin
John S. Lenihan	X
J.D. Nichols

Summary of Our Corporate Governance Principles

As required by our governing documents and the NYSE Amex, a majority of our managing general partner’s board must be “independent.”  According to guidelines adopted by our managing general partner’s board, a director will not be considered independent if, within the last three years:

•	we employed the director as an executive officer for more than one year or as an employee for any period;

•	a member of the director’s immediate family was an executive officer;

•	the director or an immediate family member received more than $120,000 per year in direct compensation from us (excluding amounts paid in the form of director and committee fees);

•	the director or an immediate family member was a current partner of our external auditor or was a partner or employee of our predecessors’ external auditor during the past three years;

•
one of our executive officers serves on the compensation committee of another company that employs the director as an executive officer or that employs an immediate family member of the director as an executive officer;

•
the director was an executive officer or employee, or an immediate family member was an executive officer, of a company that made payments to, or received payments from, us which exceed the greater of 5% of the company’s gross revenues for that year or $200,000, whichever is greater, in any of the most recent three fiscal years; or

•
the director was affiliated, directly or indirectly, with NTS Development Company, or any of its affiliates, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of NTS Development Company or any of its affiliates.

Board Leadership Structure and Risk Oversight

Our business operates under our managing general partner’s board. Our managing partner has a board leadership structure with separate roles for its Chairman of the Board and our Chief Executive Officer.  Mr. Nichols, as the Chairman of the Board, is responsible for presiding over the meetings of the board and the annual meetings of Unit holders, and Mr. Lavin, as our President and Chief Executive Officer, is responsible for the general management of the business, financial affairs and day-to-day operations of the Company.  As our directors continue to have more oversight responsibility, we believe it is beneficial to have a Chairman whose focus is to lead the board and facilitate communication among directors and management.  Accordingly, we believe this structure is the best governance model for the Company and our Unit holders.

The Company’s managing general partner’s board does not have a lead independent director. Because its board is small in size and each board member is kept apprised of our business and developments impacting our business, the managing general partner’s board has not designated a single lead independent director.  A majority of the managing general partner’s board is comprised of independent directors.  The agenda for each meeting is set by the Chairman in consultation with the other directors and the Company’s management.  Moreover, the managing general partner’s board’s Audit Committee is comprised entirely of independent directors.

The managing general partner’s board oversees risk through (1) its review and discussion of regular periodic reports to the managing general partner’s board of directors and its Audit Committee, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business, (2) the required approval by the managing general partner’s board of directors of all transactions, including, among others, acquisitions and dispositions of properties and financings, (3) the oversight of our business by the Audit Committee and (4) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, our internal control over financial reporting.

Communicating with Directors

Limited partners wishing to communicate with our managing general partner’s board members may send communications by letter addressed to our corporate secretary at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223.  Our corporate secretary will review and forward the correspondence to the appropriate person or persons for a response.

Code of Conduct and Ethics

Our managing general partner’s board of directors has adopted a Code of Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors and officers.  The Code of Conduct establishes policies and procedures that the board believes promote the highest standards of integrity, compliance with the law and personal accountability.  Our Code of Conduct is posted on our website at www.ntsdevelopment.com.  In addition, a printed copy of the Code of Conduct is available to any of our limited partners at no cost by writing us at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223, Attention: Rita Martin, Manager of Investor Services.

Nomination of Directors

In accordance with the NYSE Amex’s corporate governance rules, our managing general partner’s board of directors is not required to have a nominating committee comprised solely of independent directors.  Instead, identification, consideration and nomination of potential candidates to serve on our managing general partner’s board of directors is conducted by the entire board.  Our managing general partner’s board believes it is in our best interest to avail ourselves of the extensive business and other experience of each member of the board, including directors who may not be deemed “independent” in identifying, evaluating and nominating potential candidates to serve on the board.

In determining the criteria for membership, the board considers the appropriate skills and personal characteristics required in light of the then-current composition of the board and in the context of our perceived needs at the time, including the following experience and personal attributes:  financial acumen; general business experience; industry knowledge; diversity in personal background, race, gender, age and nationality; special business experience and expertise; leadership abilities; high ethical standards, independence; interpersonal skills and overall effectiveness.  Our managing general partner’s board of directors may receive recommendations for candidates from various sources, including the directors, management and limited partners.  The nominees to be considered for membership to the board of directors at this 2011 annual meeting were nominated and approved by the board on April 5, 2011.

Our managing general partner’s board of directors will review all recommended candidates in the same manner regardless of the source of the recommendation.  Recommendations from limited partners should be in writing and addressed to: NTS Realty Holdings Limited Partnership, 10172 Linn Station Road, Suite 200, Louisville, Kentucky  40223, Attention: Rita Martin, Manager of Investor Services, and must include the proposed candidate’s name, address, age and qualifications, together with the information required under federal securities laws and regulations.  This communication must be received in a timely manner and also include the recommending limited partner’s name, address and the number of our Units, and the length of time, beneficially held.  See “Notice Concerning Limited Partner Proposals and Nominations.”

Executive Sessions

In accordance with the applicable rules of the NYSE Amex, the independent directors of our managing general partner’s board of directors meet at least annually in executive session without the presence of the non-independent directors and members of management.  No formal board action may be taken at any executive session.  During 2010, our independent directors met regularly in executive session.

Audit Committee

Our board has formed a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee, comprised of our three independent directors, Messrs. Anderson, Daly and Lenihan, assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accountants; (4) the performance of our internal audit function and independent registered public accountants; (5) the accounting and financial reporting processes and systems of internal accounting; and (6) the evaluation of our risk issues.  The board has determined that Mr. Anderson qualifies as an “audit committee financial expert” as defined by the SEC and that each member of the committee is independent in accordance with the standards set forth in the Audit Committee’s Charter and the NYSE Amex’s corporate governance rules.  Please see Mr. Anderson’s biography, set forth on page 13, hereof, for a description of the experience that our board considered in determining that he qualifies as an “audit committee financial expert.” The Audit Committee Charter is available on our website at www.ntsdevelopment.com.  In addition, a printed copy of the Audit Committee Charter is available to any of our limited partners without charge by writing us at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223, Attention: Rita Martin, Manager of Investor Services.  The audit committee’s annual report is included with this proxy statement.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our managing general partner’s board of directors has nominated the persons set forth below to serve as directors.  Messrs. Anderson, Daly and Lenihan have been nominated to serve as independent directors.  Messrs. Nichols and Lavin also have been nominated to serve as directors.  We know of no reason why any nominee will be unable to serve if elected.  If any nominee is unable to serve, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.  If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of limited partners.  The following gives information, provided by the nominees, about their principal occupation, business, experience and other matters:

 J.D. Nichols, 69.  Mr. Nichols is Chairman of NTS Corporation, its subsidiaries and affiliates.  He graduated from the University of Louisville School of Law in 1964 and conducted his undergraduate studies at the University of Kentucky with a concentration in accounting, marketing, business administration, and finance.   Mr. Nichols began his career in construction and real estate development in 1965, and since then has overseen the development of more than 8,000 acres of land and 7,000,000 square feet of office, residential, commercial, and industrial construction, throughout the southeastern United States.

Mr. Nichols is active in many civic and charitable organizations including the University of Louisville, where he served as a member of the Board of Trustees, the Executive Committee of the Board of Trustees, the Board of Overseers, and the University of Louisville Foundation.  Reflecting his commitment to quality education in Kentucky, Mr. Nichols served as Chairman of the Kentucky Council on School Performance Standards, which was charged with the responsibility for development of the academic agenda incorporated into the Kentucky Education Reform Act (“KERA”); a program which has been recognized nationally for innovation in education reform.   Mr. Nichols also served on the Steering Committee of the Kentucky Education Technology System, which was created by KERA, and charged with development of a statewide computerized information system linking Kentucky’s public schools.  He is a past member and chairman of the Council for Education Technology, a past member of both the Prichard Committee for Academic Excellence and the Partnership for Kentucky Schools, and is a lifetime member of the President’s Society of Bellarmine College.

Mr. Nichols was inducted into the Junior Achievement Kentuckiana Business Hall of Fame in 1989, is a past director and member of the Executive Committee of Greater Louisville Inc., has served on the Governor’s Council on Economic Development, the Board of Directors of both Actors Theater of Louisville and Kentucky Opera, and several other community organizations.  Mr. Nichols is a past chairman and currently Vice Chairman of the Board of the Louisville Regional Airport Authority, and was one of the catalysts behind the major expansion of Louisville International Airport and United Parcel Service’s (UPS) decision to remain in Louisville and expand their hub.  He was also instrumental in the development of Metropolitan College – a program that pays for college or post-high school technical training when combined with part-time jobs at UPS.

We believe Mr. Nichols has the depth and breadth of experience to implement our business strategy, with over 45 years of experience in real estate construction and development.  Further, as Chairman of the Board and a director of NTS Corporation, its subsidiaries and affiliates, he has an understanding of the requirements of serving on a public company board and the leadership experience necessary to serve as the Chairman of the Board of our managing general partner’s board.

Brian F. Lavin, 57.  Mr. Lavin has served as the president and chief executive officer of each of NTS Realty Capital and NTS Realty Partners, as well as a director of NTS Realty Capital, since their formation in 2004.  Mr. Lavin also has served as the president of NTS Corporation and NTS Development Company since June 1997 and as president of NTS Mortgage Income Fund since 1999.  Mr. Lavin was a director of NTS Mortgage Income Fund from 1999 to 2008.  He is a licensed real estate broker in Kentucky and certified property manager.  Mr. Lavin is a member of the Institute of Real Estate Management, council member of the Urban Land Institute and member of the National Multi-Housing Council.  He has served on the boards of directors of the Louisville Science Center, Louisville Ballet, Greater Louisville, Inc., National Multi Housing Council, Louisville Apartment Association, Louisville Olmstead Parks Conservancy, Inc., and currently serves on the board of overseers for the University of Louisville.  Mr. Lavin has a bachelor’s degree in business administration from the University of Missouri.

We believe Mr. Lavin is well qualified to serve as one of our managing general partner’s directors, with over 30 years of commercial real estate experience.  This experience allows him to offer valuable insight and advice with respect to our investments and investment strategies.  In addition, with prior experience as an executive officer of a real estate development company, we believe Mr. Lavin is able to direct to the managing general partner’s board to the critical issues we face.  Further, as a director of NTS Realty Capital, its subsidiaries and affiliates, he has an understanding of the requirements of serving on a public company board.

Mark D. Anderson, 55.  Mr. Anderson has served as an independent director on our managing general partner’s board of directors and as the chairperson of the audit committee since December 2004.  Mr. Anderson is the managing member of Anderson Real Estate Capital, LLC, a mortgage banking firm organized by Mr. Anderson in March 2010.  Mr. Anderson’s firm established a correspondent relationship with a large national mortgage banking firm and provides construction and permanent market commercial real estate loans to clients established during his previous twelve years as a commercial real estate banker.  From June 2003 to October 2009, Mr. Anderson was senior vice president and region manager for Integra Bank, managing their Louisville, Lexington and Indianapolis commercial real estate lending operations.  Integra Bank is a $3.5 billion bank, headquartered in Evansville, Indiana.  Prior to joining Integra, Mr. Anderson was vice president and market manager of U.S. Bank’s commercial real estate division in Louisville.  Mr. Anderson has originated investment commercial real estate loans in numerous states and offices under his direction have originated mortgage loans totaling in excess of $1 billion.  Mr. Anderson’s prior experience includes six years with Paragon Group, a national real estate development and management company headquartered in Dallas, Texas, as Midwest regional controller.  Mr. Anderson graduated from Illinois State University in 1978 with a B.S. in Accounting and passed the Uniform Certified Public Accountant examination in 1979.

We believe Mr. Anderson has the experience necessary to assist us in implementing our business strategy as a result of his leadership at Integra Bank and U.S. Bank.  Mr. Anderson also has over 25 years of investment experience in the commercial real estate industry.

John P. Daly, Sr., 52.  Mr. Daly has served as an independent director on our managing general partner’s board of directors since December 2004.  Mr. Daly, is corporate counsel and assistant secretary of YUM! Brands, Inc. (“Yum”), the parent of KFC, Taco Bell, Pizza Hut, Long John Silver’s and A&W Restaurants, Inc.  He has held this position since 1997.  From 1990 to 1997 Mr. Daly served as first vice president, counsel and assistant secretary for First Chicago NBD Corporation, the parent of the First National Bank of Chicago.  Prior to joining First Chicago NBD, Mr. Daly practiced law in Chicago for five years, concentrating his practice on tax and employee benefit matters.  Prior to attending law school, he earned his CPA and worked as an accountant for Ernst & Whinney.  Mr. Daly serves on the board of Maryhurst in Louisville, Kentucky and is active supporting Holy Angels Academy in Louisville and Midtown Center for Boys in Chicago.  Mr. Daly holds a B.B.A. Degree in Accounting and a J.D. from the University of Notre Dame.

We believe Mr. Daly is also well qualified to serve as one of our managing general partner’s directors as a result of his experience as corporate counsel and assistant secretary of a Fortune 500 New York Stock Exchange-listed company.

John S. Lenihan, 54.  Mr. Lenihan has served as an independent director on our  managing general partner’s board of directors since December 2004.  He is the founder  and managing partner of Rubel Lenihan Properties (“RLP”).  Formed in 1982, RLP  develops and manages industrial warehouse properties around the Louisville International  Airport.  In addition, Mr. Lenihan is a licensed real estate agent, actively engaged in both  residential and commercial brokerage services.  Mr. Lenihan graduated from Centre  College in 1979 and in 1980 graduated from Manufacturer Hanover Trust Credit Analysis  at New York University.  He also attended the University of Louisville Graduate  Business School from 1992-1993.

We believe Mr. Lenihan is well qualified to serve as one of our managing general partner’s directors as a result of 30 years of experience in the commercial real estate industry, as well as his experience founding and leading RLP.

RECOMMENDATION OF THE BOARD:  The board recommends that you vote “For” the election of all five nominees.

Independent Director Compensation

During 2010, each of our independent directors received $30,000 in compensation, either in cash, in Units or a combination of both.  Each director was allowed to decide how to receive his compensation and agreed to such terms for the period of one year.  The independent directors who chose to receive Units elected to defer receipt of those Units until a later date.  The chairperson of our audit committee received an additional $5,000 cash fee.  In addition, each independent director was reimbursed by us for any out-of-pocket expenses in connection with attending meetings of the board or audit committee.  Messrs. Lavin and Nichols, our managing general partner’s non-independent directors, are not entitled to any compensation for their service on the board.  All of our managing general partner’s directors attended our 2010 annual meeting of limited partners.

The following table further summarizes compensation paid to the independent directors during 2010.

	Fees Earned in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Anderson	35,000	-	-	-	-	-	35,000
John Daly	-	30,000	-	-	-	-	30,000
John Lenihan	15,000	15,000	-	-	-	-	30,000

(1)
Pursuant to the NTS Realty Capital Directors Deferred Compensation Plan, each of the independent directors deferred receipt of our Units until the earliest of: (1) the date of his death; (2) the date he becomes “disabled” (as that term is defined in Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (3) the date that is thirty (30) days, or six (6) months if required by Section 409A(a)(2)(B)(i) of the Code, after the date of his “separation of service” (as that term is defined in Section 409A(a)(s)(A)(i) of the Code).

Meetings of the Board of Directors, Audit Committee and Limited Partners

During 2010, our managing general partner’s board of directors met eleven times and the audit committee met seven times.  During 2010, all of the directors attended at least seventy-five percent (75%) of the board meetings and audit committee meetings, to the extent applicable.

BOARD OF DIRECTORS REPORT ON COMPENSATION

The following report of the board of directors does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

Our managing general partner’s board of directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this proxy statement (“CD&A”).  Based on the board’s review of the CD&A and the board’s discussions of the CD&A with management, the board has approved that the CD&A be included in this proxy statement.

The Board of Directors
Mark D. Anderson John P. Daly Brian F. Lavin John S. Lenihan J.D. Nichols

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

As is commonly the case with publicly traded limited partnerships, we are managed by the directors and officers of our managing general partner.  In addition, NTS Development Company, or its affiliate, NTS Management Company, both affiliates of our managing general partner, manage our real properties pursuant to the terms of various management agreements with us.  All of our property management personnel are employees of NTS Development Company.  These officers and employees are compensated for their services by NTS Development Company, in part for their service to us, but do not receive any compensation directly from us.  We reimburse NTS Development Company for a portion of the compensation it pays to its officers and employees, except Messrs. Nichols and Lavin, based on the amount of time they spend on our behalf.  Pursuant to the terms of our partnership agreement, Messrs. Nichols and Lavin receive no compensation from either NTS Development Company or us for services rendered on our behalf.  During 2010, we reimbursed NTS Development Company an aggregate of approximately $222,697 with respect to the compensation it paid to Mr. Gregory Wells, our managing general partner’s executive officer in addition to Mr. Lavin.

If we determine to compensate directly the named executive officer of our managing general partner in the future, the board of directors will review all forms of compensation and approve any and all Unit option grants, warrants, Unit appreciation rights and other current or deferred compensation payable with respect to the current or future value of our Units.

Executive Officers

The board of directors annually elects our executive officers.  These officers may be terminated at any time.  Listed below is information about our only other current executive officer other than Mr. Lavin, whose biography is included above.

Gregory A. Wells, 52.  Mr. Wells has served as the chief financial officer and executive vice president of NTS Realty Capital and as executive vice president of NTS Realty Partners since January 2005.  Mr. Wells served as chief financial officer and senior vice president of NTS Realty Capital and senior vice president of NTS Realty Partners from the time of their formation until December 2004.  He has also served as senior vice president for NTS Corporation, its subsidiaries and affiliates from July 1999 through December 2004.  Mr. Wells is currently chief financial officer and executive vice president for NTS Corporation and its subsidiaries and affiliates.  Mr. Wells has served as the chief financial officer, secretary and treasurer of the NTS Mortgage Income Fund, Inc. since June 2007.  Mr. Wells served as a director of the Hilliard Lyons Government Fund, Inc., its audit committee and was chair of the corporation’s nominating and governance committee from December 2005 to July 2010.  Mr. Wells is a certified public accountant, a member of the American Institute of Certified Public Accountants, the Virginia CPA Society, Kentucky Society of CPA’s, and Financial Executives International.  Mr. Wells holds a bachelor’s degree in business administration from George Mason University.  He currently serves on the Board of the Lincoln Heritage Boy Scout Council.  Mr. Wells previously served on the board of directors of The Family Place and chaired its building committee.  In 2009, Mr. Wells received a CFO of the Year Award from Business Journal Publications, Inc.  Mr. Wells has been nominated to receive a 2011 CFO of the Year Award from Business Journal Publications, Inc.  Prior to joining NTS, Mr. Wells served as Senior Vice President and Chief Financial Officer of Hokanson Companies, Inc. an Indianapolis-based property management and development firm.  Prior to that Mr. Wells was the Chief Operating Officer of Executive Telecom System, Inc., a subsidiary of The Bureau of National Affairs, Inc.

Certain Relationships and Related Transactions

As indicated in the “Executive Compensation” section, we have no employees.  We and our eight wholly-owned subsidiaries formed in 2009, have entered into an amended and restated management agreement and various substantially similar management agreements with NTS Development Company, or its affiliate NTS Management Company, both affiliates of our managing general partner, whereby NTS Development Company or NTS Management Company oversee and manage the day-to-day operations of our properties.  Under the agreements, NTS Development Company and NTS Management Company (collectively “NTS Development”) are responsible for managing each of our properties and in return will receive, in most cases, an annual fee equal to 5% of all gross collected revenues from our properties.  The construction supervision fees are paid in an amount equal to 5% of the costs incurred which relate to capital improvements and major expensed repair projects in excess of $20,000 per project.  Construction supervision fees related to capital improvements are capitalized as part of land, buildings and amenities.  Also pursuant to the agreement, NTS Development receives commercial leasing fees equal to 4% of the gross rental amount for new leases and 2% of the gross rental amount for new leases in which a broker is used and for renewals or extensions.  NTS Development is reimbursed its actual costs for services rendered to NTS Realty.  NTS Development’s management fee is paid monthly.

The independent directors engaged an independent nationally recognized real estate expert to assist them in their review of the previous management agreement entered into as of December 28, 2004.  The expert made suggestions as to the types and amounts of fees and reimbursements to be included in the amended and restated management agreement and assisted in the drafting of the amended and restated management agreement.  The amended and restated management agreement was approved by the independent directors.  In November 2009, the independent directors engaged the same nationally recognized real estate expert to assist them in an updated review of the amended and restated management agreement and the management agreements of our eight wholly-owned subsidiaries.  The management agreements with our eight wholly-owned subsidiaries are substantially similar to the amended and restated management agreement.

NTS Development Company leased 20,368 square feet of office space in NTS Center, at a rental rate of $14.50 per square foot and 1,902 square feet of storage space at a rental rate of $5.50 per square foot.  We recognized rents of approximately $307,000, 306,000 and $295,000 from NTS Development Company during the years ended December 31, 2010, 2009 and 2008, respectively.  The average per square foot rental rate for similar office space in NTS Center as of December 31, 2010, 2009 and 2008 was $15.05, $14.26 and $14.88, respectively.

Policies and Procedures with Respect to Related Party Transactions

Our partnership agreement provides that each contract or transaction that we enter into with our managing general partner or its affiliates must be on terms no less favorable to us than those generally being provided to or available from third parties.  In general, no such contract or transaction may be effective until after the material terms of the contract or transaction are disclosed to, or are known by, our managing general partner’s board of directors and the board authorizes the contract or transaction by the affirmative vote of a majority of the board’s independent directors.

We believe that our general policies and procedures regarding related party transactions are evidenced by the disclosures in our current and prior proxy statements under the caption “Certain Relationships and Related Transactions.”

AUDIT COMMITTEE REPORT

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP.  The Audit Committee’s responsibility is to oversee and review these processes.  The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm.  The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accountants.

In this context, we, the members of the Audit Committee of NTS Realty Capital, Inc., the managing general partner of NTS Realty Holdings Limited Partnership (the “Company”), represent the following:

(a)	The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management;

(b)
The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Accounting Standards 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by PCAOB in Rule 3200T;

(c)
The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as may be modified or supplemented, and has discussed with the independent auditors its independence; and

(d)
Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

The following independent directors, who constitute the Audit Committee, provide the foregoing report.

The Audit Committee
Mark D. Anderson, Chairperson John P. Daly John S. Lenihan

The foregoing report does not constitute “soliciting material” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

PROPOSAL NO. 2 – RATIFY APPOINTMENT OF BKD, LLP

The audit committee has selected BKD, LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2011.  We traditionally ask our limited partners to ratify the selection even though your approval is not required.  Further, even if you do not approve the selection of BKD, LLP, we are not likely to replace them for this fiscal year due to the added expense and delay that would result from replacing them and selecting a new firm.  Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.

A representative of BKD, LLP will attend the annual meeting.  This representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate limited partner questions.

RECOMMENDATION OF THE BOARD:  The audit committee and the board recommend that you vote “For” the appointment of BKD, LLP as our independent registered public accountants for the fiscal year ending December 31, 2011.

Fees to Independent Registered Public Accountants

The following table presents fees for professional services rendered by BKD, LLP for audit of our financial statements for years ended December 31, 2010 and 2009, together with tax services performed by Ernst & Young LLP for the years ended December 31, 2010 and 2009, respectively.

	Fiscal Year Ended December 31,
Description	2010	2009
Audit Fees(1)	$189,500	$434,000
Audit Related Fees(2)	−	−
Tax fees(3)	230,000	230,000
All other fees(4)	−	−

TOTAL	$419,500	$664,000

(1)
Audit fees include fees associated with the annual audit of our financial statements, as well as the review of quarterly reports on Form 10-Q.  Audit fees also include fees associated with audit requirements related to various registration statement filings.

(2)	Audit related fees include fees paid for planning in connection with Section 404 of the Sarbanes-Oxley Act.

(3)	Tax fees include fees paid to E&Y for tax planning, tax return preparation and related tax assistance.

(4)	There were no other services or fees provided.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees charged by BKD, LLP and Ernst & Young LLP, and actively monitors the relationship between audit and non-audit services provided by BKD, LLP.  The audit committee concluded that all services rendered by BKD, LLP and Ernst & Young LLP to us during the years ended December 31, 2010 and 2009, respectively, were consistent with maintaining BKD, LLP and Ernst & Young LLP’s independence.  Accordingly, the audit committee has approved all such services provided by BKD, LLP and Ernst & Young LLP.  As a matter of policy, we will not engage our primary independent registered public accountants for non-audit services other than “audit related services,” as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting.

Under the policy, the audit committee must pre-approve all services provided by the company’s independent registered public accountants and the fees charged for these services including an annual review of audit fees, audit related fees, tax fees and other fees with specific dollar value limits for each category of service.  During the year, the committee will periodically monitor the levels of fees charged by BKD, LLP and compare these fees to the amounts previously approved.  The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.

PERFORMANCE GRAPH

The graph below compares the cumulative total return on our Units for the last five fiscal years, with the cumulative total return on the Standard & Poor’s 500 Stock Index ("S&P 500") and with three companies in our peer group over the same period (assuming the investment of $100 in our Units, the S&P 500 Index and the three companies at the closing price on December 31, 2005, and the reinvestment of all distributions.)  We believe that American Realty Investors, Inc., HMG Courtland Properties, Inc. and Roberts Realty Investors, Inc. are public companies whose businesses are somewhat similar to our business.

Issuer(1)	2005	2006	2007	2008	2009	2010
NTS Realty	$100	$130.97	$100.29	$74.55	$99.87	$84.19
S&P 500	100	113.50	117.37	72.36	89.33	100.75
American Realty	100	98.13	122.19	111.60	152.74	99.13
HMG	100	135.24	97.14	31.43	31.43	57.05
Roberts Realty	100	100.25	83.80	10.86	18.34	20.60

(1)
In our 2006 proxy statement, we included Glenborough Property Trust in this chart.  However, Glenborough Property Trust merged with another entity in 2006 and is no longer an appropriate peer to be included herein.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our managing general partner’s officers, or the officers or employees of our affiliates, participated in the deliberations of our managing general partner’s board of directors concerning executive officer compensation during the year ended December 31, 2010.  In addition, during the year ended December 31, 2010, none of our managing general partner’s executive officers served as a director or a member of the compensation committee of any entity that has one or more executive officers serving as a member of our managing general partner’s board of directors.

NOTICE CONCERNING LIMITED PARTNER PROPOSALS AND NOMINATIONS

We have not received any limited partner proposals for inclusion in this year’s proxy statement.  Proposals of limited partners intended to be presented at the 2012 Annual Meeting of Limited Partners, including nominations for directors, must be received by us on or before December 31, 2011, and must satisfy the requirements of Rule 14a-8 of Regulation 14A under the Exchange Act in order to be considered by our managing general partner’s board of directors for inclusion in the form of proxy and proxy statement to be issued by the board for that meeting.  All such limited partner proposals should be submitted to us in writing as follows:  NTS Realty Holdings Limited Partnership, 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223, Attention: Rita Martin, Manager of Investor Services.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2010, including financial statements for the same period, accompanies this proxy statement.  Our Form 10-K also is available on our website at www.ntsdevelopment.com.  In addition, if requested, we will provide you copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits.  You can request exhibits to our Form 10-K by writing us at 10172 Linn Station Road, Suite 200, Louisville, Kentucky 40223, Attention: Rita Martin, Manager of Investor Services.

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NTS REALTY HOLDINGS LIMITED PARTNERSHIP

ANNUAL MEETING OF LIMITED PARTNERS

Tuesday, June 14, 2011
10:30 a.m. EDT

The proxy statement and the Company's 2010 Form 10-K Annual Report are available on the Internet, by logging onto https://materials.proxyvote.com/629422 proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 14, 2011.

The limited partnership units you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Brian F. Lavin and Rosann D. Tafel, and each of them with full power of substitution, to vote your units on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

NTS

Shareowner Services[SM]
P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

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Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of directors: 01 J.D. Nichols, 02 Brian F. Lavin, 03 Mark D. Anderson, 04 John P. Daly, Sr., 05 John S. Lenihan

☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

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